



Aspen Bio Pharma



Aspen Bio Pharma

NASDAQ: APPY

*Presentation on Human Diagnostics - **May 2011***

Important Cautions Regarding Forward Looking Statements

Certain statements made in this presentation include "forward-looking statements" of AspenBio Pharma, Inc. ("APPY") as defined by the Securities and Exchange Commission ("SEC"). All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that APPY believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made based on experience, expected future developments and other factors APPY believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of APPY.

Investors are cautioned that any such statements are not guarantees of future performance. Actual results or developments may differ materially from those projected in the forward-looking statements as a result of many factors, including statements regarding the Nasdaq listing status, the ability to successfully complete the clinical trial activities required for FDA submission, obtain FDA approval for, cost effectively manufacture and generate revenues from the appendicitis test and other new products, execute agreements required to successfully advance the company's objectives, retain the scientific management team to advance the products, overcome adverse changes in market conditions and the regulatory environment, fluctuations in sales volumes, obtain and enforce intellectual property rights, and realization of intangible assets.

Furthermore, APPY does not intend (and is not obligated) to update publicly any forward-looking statements. The contents of this presentation should be considered in conjunction with the warnings and cautionary statements contained in APPY's recent filings with the SEC.

Key Stats: APPY (NASDAQ CM)

Stock Price *(05/23/11)*	*$0.73*
Avg. Daily Vol. *(3 mo.)*	*138,263*
52 Week Low/High	*$0.30 - $3.80*
Shares Outstanding *(mrq)*	*40.1M*
Fully-diluted, *est.*	*46.6M*
Public Float, *est.*	*32.0M*
Market Cap.	*29.3M*
Institutional Holdings, est.	*17%*
Insider / 5% Holders, est.	*20%*

Cash & Equiv. *(mrq)*	*$9.4M*
Total Assets *(mrq)*	*$14.6M*
Total Liabilities *(mrq)*	*$5.8M*
Monthly Burn-Rate (mrq avg)	~$820K



APPY Daily
5/20/11
0.9
0.8
0.7
0.6
0.5
Volume
©BigCharts.com
4
2
0
Millions
Dec
11
Feb
Mar
Apr
May

Who We Are…

Aspen Bio Pharma



Human Diagnostics

Focused on Abdominal Pain

AppyScore™ - blood-based "rule-out" test for Acute Appendicitis

We address unmet diagnostic needs for **Humans** & unmet therapeutic needs for **Animals**



Veterinary Science*

Recombinant Protein Drug platform for Animal Reproductive Health

**Please see presentation on AspenBio Pharma Animal Health for more details*

Why Focus on the Diagnosis of Abdominal Pain?

Abdominal Pain as Chief ER Complaint up 32% 1999-2008 to 8.7M[2]

ER visits: Abdominal vs. Chest Pain as Percentage of Total

Patients ≥18 years in U.S., 1999-2008[1]



10.5%
10.0%
10.6%
9.3%
11.1%
9.4%
11.2%
9.1%
11.3%
9.0%
1999-2000
2001-2002
2003-2004
2005-2006
2007-2008
Abd Pain
Chest Pain



EMERGENCY
ADULT & CHILDREN

By both number & percentage of patients, abdominal pain is the <u>most frequent</u> complaint by patients entering the hospital emergency room

[1]Trend is significant ($p < 0.05$). Figures are based on 2-year averages. Source: CDC/NCHS, National Hospital Ambulatory Medical Care Survey 1999-2008.
[2]NHAMCS Data, Mar 18, 2010 (All reference to abdominal pain are regarding "**non- traumatic**" abdominal pain)

…and Why Appendicitis?

Appendectomy is #1 Reason for Emergency Abdominal Surgery*

- **2.7M** abdominal CT Scans per year in U.S. alone*
- **6.2M** Complete Blood Count (CBC) tests for abdominal pain*
- **280K- 300K** appendectomies in U.S. annually*
- Appendicitis affects 9% men, 7% women over lifetime**
- Gynecological issues confound diagnosis in women**
- Children & adolescents in peak age group**



Appendix



Risk of developing Appendicitis with age
Risk (%)
15
10
5
0
0
20
40
60
80
100
Age (yrs)
Children & Adolescents in Peak Age Group**

*NEJM 348:236-242

*Source: NHAMCS from CDC 2008 data, **Am Journal of Epidemiology, Addis et al John Hopkins Vol. 132 no. 5

The Difficulty of Diagnosing Acute Appendicitis

Acute appendicitis is the **most commonly** performed emergency abdominal surgery [1]

Yet experts agree, **accurate diagnosis is notoriously difficult:**

"The diagnostic approach to children with possible appendicitis remains challenging" - DHHS[2]

"Diagnosis of appendicitis can be challenging even in the most experienced of clinical hands" - AEM[3]

Starts with History & Physical Exam



Lab Tests



CT Imaging





Emergency Surgery



Observation - Conservative Management



[1]In the U.S.; National Center for Health Statistics,1998:26. DHHS publication no. (PHS) 99-1710
[2]Hennelly, Bachur 2011 *Curr Opin Pediatr* 23(epub ahead of print)
[3]Ann Emerg Med. 2010;55:71-116

Use of ER Abdominal CT Imaging is Rising Rapidly



Medical imaging (U.S.) in non-traumatic ER visits 1
Patients ≥18 years in U.S., 1999-2008
Abdominal Pain Imaging up 123% 1999-2008 1
Percent of Visits
3.4
19.9
8.6
4.1
25.8
10.8
7.9
31.2
13.1
10.9
40.8
15.8
15.9
44.3
19.1
1999-2000
2001-2002
2003-2004
2005-2006
2007-2008
Chest Pain
Abdominal Pain
Other symptoms

- Use of advanced medical imaging[1] for non-traumatic abdominal pain is increasing
- However, "liberal use of CT scans in diagnosing appendicitis **in children has not resulted in a decreased negative appendectomy rate**"[2] (i.e., removed appendix was not diseased)

[1] Includes CT, MRI and Ultrasound, ages 18 and older. SOURCE: CDC/NCHS, National Hospital Ambulatory Medical Care Survey 1999-2008.

[2] J Pediatr Surg. 2004 Jun;39(6):886-90; discussion 886-90.

Use of CT for Diagnosis of Appendicitis in Children Leads to Increased Lifetime Cancer Risk

- Children are highly vulnerable to the oncogenic, long term effects of exposure to high doses of ionizing radiation (i.e., from CT)
- Up to 2% of all U.S. cancers will be caused by CT*
- Earlier the exposure, the more likely to die from cancer later in life (see chart below)



Lifetime Attributable Risk of Death from Cancer per Million Patients Exposed to 10 mGy
500
400
300
200
100
0
Lung cancer
Colon cancer
0
20
40
60
80
Age at Exposure (yr)



*N Engl J Med 2007; 357:2277-84

Increased CT Use, Particularly for Children, Under Public Scrutiny


NBC
NIGHTLY
NEWS
WITH BRIAN WILLIAMS

NBC Nightly News with Brian Williams

Aired April 5, 2011

Cancer Risk of CT in Diagnosing Acute Appendicitis Recognized by FDA & Industry in Major 2010 Study

For a single abdominal CT study in a 5-year-old child, lifetime risk of radiation-induced malignancy: [1]

Female: 26.1 per 100,000
Male: 20.4 per 100,000

"Our finding of a substantial increase in the use of CT in children who visit emergency departments in the United States <u>underscores the need for special attention to this vulnerable population</u> to ensure that imaging is appropriately ordered, performed, and interpreted." [2]


Initiative to Reduce Unnecessary Radiation Exposure from Medical Imaging
February 2010
Center for Devices and Radiological Health
U.S. Food and Drug Administration
FDA
CDRH

[1] Wan et al 2009 *Radiology* 250:2
[2] Larson et. al., *Radiology* Published online April 5, 2011

Our Science: MRP 8/14
Early Marker of Inflammation in Acute Appendicitis

Our Thesis: Measurement of the MRP 8/14 marker in a blood sample can be an **alternative to CT scans** in the low risk population suspicious for appendicitis, particularly in children.




1
2
3
4
LUMEN
BACTERIA
RBC
NEUTROPHIL
BLOODSTREAM
MRP 8/14 marker entering bloodstream

1 - 4 scale of increasing severity of appendicitis

Strong, Extensive IP Patent Portfolio

Patents Issued:

- United States
  - 7,501,256
  - 7,659,087
  - 7,670,789
- Europe (EPC)
  - EP1778869B1
  - (Germany, France, UK, Italy, Spain, Switzerland, Sweden, the Netherlands, Belgium and Ireland)
- Japan
  - 4447641
  - 4486153
  - 4630383

Patents Pending:

- United States
  - 12/638,743
  - 12/690,567
- Canada
  - 2,574,991
  - 2,678,145
- China
  - 200580031278.4
  - 200880010101.X
- India
  - 1490/DELNP/2007
  - 5614/DELNP/2009
- Japan
  - 2009-278989



Rigorous Product Development


Detection HRP-MAb
His87
His83
MRP 8/14
His91
His95
His27
His17
Immobilized Capture MAb

AppyScore: Designed to Optimize Lab *and* Emergency Department Workflow

AppyScore®

Appendicitis Test Platform

- First-of-kind
- Uniquely blood-based rule-out test
- Measures MRP 8/14 presence in blood
- Rapid (designed for 10 min. run time)
- IP protected
- Dedicated instrument & consumables
- Easy to deploy & use in any hospital setting




AppyScore™



FDA Regulatory Guidance: D-Dimer Assay Model

D-Dimer Rapid Test – FDA Cleared

- Easy-to-use, 10-min test for use in the Emergency Room
- Helps rule out:
  - Deep vein thrombosis (DVT)
  - Pulmonary embolism (PE)
  - Disseminated intravascular coagulation (DIC)
- Shown to **reduce number of imaging studies** in patient population*

> **Device Intended Use:**
> HemosIL D-Dimer is an automated latex enhanced immunoassay for the quantitative determination of D-Dimer in human citrated plasma on IL Coagulation Systems for use in conjunction with a clinical pretest probability (PTP) assessment model to exclude venous thromboembolism (VTE) in outpatients suspected of deep venous thrombosis (DVT) and pulmonary embolism (PE).

FDA clearance of **D-Dimer** is very similar to the proposed use of **AppyScore** for ruling out acute appendicitis

D-Dimer







*ACADEMIC EMERGENCY MEDICINE 2011; 18:1–5 © 2011 by the Society for Academic Emergency Medicine

Example of Clinical Scoring Systems Commonly Used for Diagnosing Appendicitis

Evaluating Appendicitis Scoring Systems

Doctor adds up the point value of these symptoms

Table 1. Published scoring systems of Alvarado and Samuel with recommended action.

Alvarado Score*†			Samuel Score†		
	Feature	**Point Value**		**Feature**	**Point Value**
1.	Migration of pain (M)	1	1.	Migration of pain	1
2.	Anorexia/acetone (A)	1	2.	Anorexia	1
3.	Nausea/vomiting (N)	1	3.	Nausea/vomiting	1
4.	RLQ tenderness (T)	2	4.	RLQ tenderness	2
5.	Rebound pain (R)	1	5.	Cough/hopping/percussion tenderness in the RLQ	2
6.	Elevation in temperature (E)	1	6.	Elevation in temperature	1
7.	Leukocytosis (L) (≥10,000/μL)	2	7.	Leukocytosis (≥10,000/μL)	1
8.	Differential WBC count with left shift (S)	1	8.	Differential WBC count with a left shift	1
Points	**Scoring System**	**Recommended Action (*)**	**Points**	**Scoring System**	**Recommended Action (†)**
5–6	Compatible with appendicitis	Observe	≤5	Not appendicitis	Observe
7–8	Probable appendicitis	Surgery	≥6	Appendicitis	Surgery
9–10	Very probable appendicitis	Surgery			

RLQ, Right lower quadrant tenderness.
*Alvarado A. A practical score for the early diagnosis of acute appendicitis. *Ann Emerg Med.* 1986;15
†Scoring system referred to as "MANTRELS" in article by Alvarado.
†Samuel M. Pediatric appendicitis score. *J Pediatr Surg.* 2002;37:877-881.

Risk of Appendicitis
0 - 5 = low risk
6 - 10 = high risk

Significant Number of Patients Are at Low Risk...

Prospective Validation of the Pediatric Appendicitis Score in a Canadian Pediatric Emergency Department

Maala Bhatt, MD, MSc, Lawrence Joseph, PhD, Francine M. Ducharme, MD, MSc, Geoffrey Dougherty, MD, MSc, and David McGillivray, MD

ACADEMIC EMERGENCY MEDICINE 2009; 16:591–596 © 2009 by the Society for Academic Emergency Medicine

Patients with score of 6 and above had greater prevalence (i.e., occurrence) of acute appendicitis



Appendicitis
No Appendicitis
Low Prevalence = 5%
High Prevalence = 61%
Frequency
Diagnostic Score
35
30
25
20
15
10
5
0
1
2
3
4
5
6
7
8
9
10
0
16
0
17
1
21
1
31
4
28
16
26
15
16
20
7
21
1
5
0

Patients with score of 5 and lower had less prevalence (i.e., occurrence) of the disease

…However, Significant Percentage of Low Risk Patients Receive CT Scans



Pediatric Data from AspenBio AB10 Study*
•AB-10 Scoring was determined without the use of patient temperature which was not collected at the time
100%
80%
60%
40%
20%
0%
34%
48%
36%
43%
51%
41%
36%
42%
<=2
3
4
5
6
7
>=8
Avg.
Modified Alvarado Score
No Imaging
Ultrasound
CT Scan

High percentage of children CT scanned despite 'low risk' score of 5 and under

High NPV in Line with D-Dimer "Model"

AB-10 Study Revised Data
Based on Modified Samuel Score Risk Stratification

(n = 144, C/O @ 14)

	Appendicitis (+)	Appendicitis (-)	Totals
AppyScore (+)	14	98	112
AppyScore (-)	1	31	32
Totals	15	129	144

Estimated Performance Characteristics:

- Sensitivity = 93.3%
- Negative Predictive Value = 96.9%
- Negative Likelihood Ratio = 0.277

High Negative Predictive Value (NPV) is important for determining low risk patients who should be evaluated for possible "rule out" of acute appendicitis.

A "rule out" could avoid radiation from CT scans.

Prior Study Shows Potential of AppyScore in Ruling out CT Scans in Low Risk Population

	AppyScore [-] N = 32 (22%)	AppyScore [+] N = 112 (78%)
Appendicitis	1 (3%)	14 (13%)
CT Scan	1 (100%)	6 (43%)
Positive	0 (0%)	5 (83%)
Negative	1 (100%)	1 (17%)
No CT	0 (0%)	8 (57%)
No Appendicitis	31 (97%)	98 (87%)
CT Scan	12 (38%)	39 (40%)
Positive	0 (0%)	3 (8%)
Negative	12 (100%)	36 (92%)
No CT	19 (62%)	59 (60%)

Unnecessary CTs

Conclusions

Out of 144 Low-Risk Subjects:

- 31 of 32 (97%) that tested negative with AppyScore did not have acute appendicitis
- 1 of 32 (3%) tested negative with AppyScore, but actually had acute appendicitis
- 12 of 31 (38%) who did not have acute appendicitis may have been spared an unnecessary CT

Vision- More Effective, Safer Patient Management


History & Physical Exam
Low Risk Patients
Lab Tests
AppyScore™
Aggressive
Conservative
CT Scan
Low (-)LR
Observation -
Conservative Management

Substantial Market Potential for AppyScore

Patients Entering ED for Abdominal Pain & Receiving Complete Blood Count Test (CBC) Annually (millions)


CBC for Abdominal Pain Children & Adolescents
3.6M
~50% suspected of appendicitis are children & adolescents
CBC for Abdominal Pain Total
6.2M
Total ED Visits for Abdominal Pain
8.7M

Source of CBC data NHAMCS 2008

Economic Drivers Support Adoption

Savings Example, Per 100 Potential Patients

Patients Risk Stratified - LOW	50 (50% of potential)
Negative AppyScore (~30% Specificity)	15
CT $$'s saved at 33% of (-) AppyScore (AS) at cost of $650	$3,250
US $$'s saved at 33% - cost of $250	$1,250
Average LOS reduction $$'s with Negative AS – 90 min – savings of $600 – 100% of (-) AS	$9,000
Total savings	$13,500
Savings per AppyScore test (est.)	**$270**

AppyScore Clinical/Regulatory Timeline

April 2011
Commenced Enrollment Phase 1 Trial

August 2011
Commence Enrollment Clinical Trial

Q1 2012
Final Study Report Submission of 510(k) FDA

2012
Projected FDA clearance

2011 — **2012**

Complete Enrollment Phase I

- ISO 13485 compliant
- CE Mark
- Potential EU launch

Complete Enrollment Clinical Trial

U.S. Launch

Future dates based on current estimates & expectations. Actual results may differ.

AspenBio Uniquely Positioned to Build Product Portfolio for Abdominal Pain

Present	Next	Future
Rule Out Test for Appendicitis (Pediatrics)	Appendicitis Diagnostic (All Patients)	Abdominal Pain Diagnostic

- AspenBio continues to build a **comprehensive understanding** of the biology of appendicitis and abdominal pain
- As the result of numerous studies, we've amassed a large & unique store of blood samples with attached information
  - 2,000+ samples, growing to **3,000+** following Phase 1
  - Further study of these samples could provide rare insight into markers related to other causes of adnominal pain
- This resource provides AspenBio a substantial **head start** in this space, with a **strong product pipeline** and proven capabilities

Highly-Experienced Diagnostics Development Team w/ Strong Track Records of Success

- **Steve Lundy** - President & CEO
  MicroPhage, GeneOhm Sciences (Acquired by BD), Dianon Systems (Acquired by LabCorp), Bayer

  Commercial leadership in several high growth diagnostic companies (Dianon, AVL, GeneOhm) **resulting in combined exit value of >$1 billion**

- **Greg Bennett** - SVP Product Dev. & Manufacturing
  Cholestech (Acquired by Alere), LifeScan, Inc. (a J&J Company)

  Developed & launched multiple point-of-care based products (SureStep™, OneTouch ™, LDX ™**) generating $500+ million in annual sales**

- **Michael Wandell** - Clinical & Regulatory Affairs
  Epigenomics, Benaroya Research Institute, Home Access Health Corp., Genetic Systems

  Seven major diagnostics cleared by FDA

- **Erik Miller,** VP Marketing & Bus. Development
  Biosite (Acquired by Alere), Safety Syringes, & Luminex

  Launched & managed Triage® line, UltraSafe® Safety Devices, Luminex 200™ platform & consumable (MagPlex®) **driving key sustainable high-margin businesses**

Directors with human diagnostic experience

- **Daryl J. Faulkner** - Prior CEO Digene, (Acquired by Qiagen), Invitrogen (Merged w/ Life Technologies Corp.), Abbott Laboratories
- **John Landon** - Prior director of Digene, chair of Cholestech, and CEO DuPont Diagnostics

AspenBio Pharma Key *Takeaways*

- **AppyScore:** designed to help manage low risk patients with symptoms of appendicitis
- **Patient benefit:** reduced radiation exposure
- **Hospital benefit:** enhanced decision making, reduced cost and increased workflow
- Phase 1 study underway; solid regulatory plan
- Product development near completion
- Substantial global market potential
- Unique head start in abdominal pain diagnostics

Aspen Bio Pharma

NASDAQ: APPY


AppyScore™



Contact Us



AspenBio Pharma, Inc.

1585 South Perry Street

Castle Rock, CO 80104

Phone: 303.794.2000

Fax: 303.798.8332

Investor Relations

Ron Both, Sr. Managing Director

Liolios Group, Inc.

Tel 949.574.3860

Aspen Bio Pharma

Appendix

AspenBio Animal Health Portfolio Summary

Species	Product	Indications
Cattle	*BoviPure-LH™*	Timed breeding and improved fertility
	BoviPure-FSH™	Superovulation for embryo transfer
Horses	*EquiPure-LH™*	Timed breeding and improved fertility
	EquiPure-FSH™	Superovulation for embryo transfer Off-season breeding
Swine	*Porcine LH*	Increased number of piglets
	Porcine LH/FSH	Timed breeding and improved fertility

Animal Health Pipeline

Recombinant Gonadotropin Analogs



Product
DNA Available
Lab-Scale Drug Product
In vitro PoC
Initial In vivo PoC
Label PoC
GMP Material
Dossier Studies
Final Filing
Register USA
Register Ex-USA
BoviPure-FSH™
BoviPure-LH™
EquiPure-FSH™
EquiPure-LH™
Swine LH/FSH

Defined – Repeatable – Rapid – Cost Effective

Acquisition & Banking

- Banking of Clinically Characterized Plasma Samples

Screening

- Identify Relevant Biological Pathways

Discovery

- Multiple Discovery Techniques
- Multiple Relevant Biomarkers

Development

- Interrogate Large Numbers of Banked Clinical Samples
- Train and Verify Algorithms

Validation – Prospective Studies

- Clinical Validation
- Platform Validation
- Regulatory Clearance

FDA Regulatory Guidance: D-Dimer Model

Device Intended Use:
HemosIL D-Dimer is an automated latex enhanced immunoassay for the quantitative determination of D-Dimer in human citrated plasma on IL Coagulation Systems for use in conjunction with a clinical pretest probability (PTP) assessment model to exclude venous thromboembolism (VTE) in outpatients suspected of deep venous thrombosis (DVT) and pulmonary embolism (PE).

WELL'S SCORING / CRITERIA

Present	Score
Lower limb trauma or surgery or immobilisation in a plaster cast	+1
Bedridden for more than three days or surgery within the last four week	+1
Tenderness along line of femoral or popliteal veins (NOT just calf tenderness)	+1
Entire limb swollen	+1
Calf more than 3cm bigger circumference, 10cm below tibial tuberosity	+1
Pitting oedema	+1
Dilated collateral superficial veins (on-varicose)	+1
Past Hx of confirmed DVT	+1
Malignancy (including treatment up to six months previously)	+1
Intravenous drug use	+3
Alternative diagnosis as more likely than DVT	-2

Pre-test Clinical probability of a DVT with score: DVT "Likely" if Well's > 1, DVT "Unlikely" if Wells< 2

D-Dimer: FDA cleared for use in the ED for diagnosis of pulmonary embolism and deep vein thrombophlebitis exactly like the proposed use of AppyScore for ruling out acute appendicitis.


Patient presents to the Emergency Department with ? DVT
(09:00 – 16:00 hours)
DVT "Unlikely" (Well's < 2)
Clinical Risk Stratification
(Using Well's scoring above)
DVT "likely" (Well's > 1)
D-Dimer
Positive
Imaging
Negative
Re-examine and consider alternative Dx. Discharge
Negative
Positive
Baseline, U&E's, FBC Clotting
Admit Medical Ward
Please note D-dimer assay has a good negative predictive value in "DVT Unlikely" patients. D-dimers should **not** be requested (poor predictive value) in "DVT Likely" patients (NEJM Ref below)

AspenBio Study: AB10 Pediatric Patient Disposition by Pre-Test Probability

Best Estimate of Pre-Test Probability Using *Modified Samuel Score**

	Low Risk N = 144 (47%)	High Risk N = 164 (53%)
Appendicitis	15 (10% prevalence)	86 (52%)
CT	7 (47%)	34 (40%)
Positive	5 (71%)	33 (97%)
Negative	2 (29%)	1 (3%)
No CT	8 (53%)	52 (60%)
No Appendicitis	129 (90%)	78 (48%)
CT	51 (40%)	38 (35%)
Positive	3 (6%)	2 (5%)
Negative	48 (94%)	36 (95%)
No CT	78 (60%)	40 (51%)

Note: In the low risk group, CT was False Neg 29% & False Pos 6% of the time.

While 90% of children in the low risk group did not have disease, 40% of these were subjected to CT. Note the 10% prevalence in the low risk group.

* Modified Samuel Score based on 9 point rather than 10 point scale, with low vs. high risk groups divided at 0≥4 and 5≥9, respectively

Extensive Prior Studies on AppyScore Reflects Promising Performance

Presence of MRP 8/14 detected by AppyScore™ on ELISA platform

AppyScore™ Alone (≤14 cutoff)* 2008 Trial AppyScore™ (14 cutoff)* 2010 Trial		
Sensitivity 90% Sensitivity 91%	Specificity 33% Specificity 28%	NPV 87% NPV 89%

*Data from 2008, 2010 AspenBio clinical trial and represent the population in that study.
Based on post hoc analysis.

Economic Market Drivers for More Effective Appendicitis Test

The first and only of its kind, a major 2004 economic study concluded misdiagnosed cases of Appendicitis cost the U.S. **$2.46 billion annually** in hospital charges, lost wages and medical malpractice claims:

- Lost wages amount to $30 million annually
  - Patients miss average of 10.5 days of work following an unnecessary appendectomy
- Cost of medical malpractice lawsuits ~$130M annually
  - $24 million for appendicitis and $106 million for abdominal/pelvic cases
- Perforated appendix doubles hospital charges & length of stay

- Misdiagnosis is most common among children, women, and the elderly, the study found

Source: Covance 2004